UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2025

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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	ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into Exchange Agreement

On August 8, 2025, Medalist Diversified REIT, Inc. (the “Company”) and Medalist Diversified Holdings, LP, a Maryland limited partnership and the operating partnership (the “Operating Partnership”) entered into an exchange agreement (the “Exchange Agreement”) with Francis P. Kavanaugh, the Company’s Chief Executive Officer, President, Treasurer and Secretary, pursuant to which Mr. Kavanaugh will exchange an aggregate of 240,004 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on a one-for-one basis for an aggregate of 240,004 units of limited partnership interest (the “OP Units”) in the Operating Partnership  (the “Exchange”). Following the Exchange, Mr. Kavanaugh intends to purchase additional shares of Common Stock.

The Exchange will help to ensure the Company’s continued compliance with real estate investment trust qualifications, including the requirement that no more than 50% in value of the Company’s outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals.

Pursuant to the Agreement of Limited Partnership of the Operating Partnership, as amended, the OP Units are redeemable for cash or, at the Operating Partnership’s option, shares of the Company’s common stock on a one-for-one basis after a holding period of one-year from the date of the Exchange Agreement, pursuant to the terms of the Limited Partnership Agreement.

Pursuant to the Company’s Code of Business Conduct and Ethics, Audit Committee Charter and Related Person Transaction Policy, the Exchange was reviewed and approved by a majority of the Audit Committee of the Company’s Board of Directors (the “Board”) in addition to the approval by a majority of the Board.

The foregoing description is only a summary of the material provisions of the Exchange Agreement and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Entry into Purchase and Sale Agreement

On August 8, 2025, (the “Effective Date”), MDR Salisbury, LLC, a Delaware limited liability company (the “Seller”), a wholly-owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Agreement”), a copy of which is filed as Exhibit 10.2 hereto, with Salisbury SC LLC, a Delaware limited liability company (the “Purchaser”), whereby the Purchaser agreed to acquire (the “Acquisition”) the property located at 2092 Statesville Blvd., Salisbury, NC, commonly known as Salisbury Marketplace Shopping Center (the “Property”). The total consideration for the Property is $10,000,000 (the “Consideration”), subject to the prorations and adjustments described in the Agreement. The Consideration is to be paid by the Purchaser to the Seller at Closing (as that term is defined in the Agreement). The Purchaser is required to make an earnest money deposit of $150,000 (“Deposit”) within three business days of the Effective Date.

The Agreement contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. The Acquisition is expected to close within 60 days. Several conditions to closing on the Acquisition remain to be satisfied, and there can be no assurance that the Purchaser will complete the transaction on the general terms described above or at all.

The foregoing description is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

In connection with the Exchange, the Company issued 240,004 OP Units in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward looking statements are not historical and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate, “may,” “will,” “should” and “could” and include statements about the Exchange, future common stock purchases and the closing of the Acquisition. Forward-looking statements are based upon the Company’s present expectations but are not guarantees or assurances as to future developments or results. Factors that may cause actual developments or results to differ from those reflected in forward-looking statements include, without limitation, adverse changes in the pricing of the Company’s assets, disruptions associated with management internalizations, increased costs of, and reduced availability of, capital and those included in the Company’s most recent Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance upon forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes and new developments except as required by law or regulation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1

Exchange Agreement, dated as of August 8, 2025, by and among Medalist Diversified REIT, Inc., Medalist Diversified Holdings, LP and Francis P. Kavanaugh Purchase and Sale Agreement, dated as of August 8, 2025, by and between Salisbury SC LLC and MDR Salisbury, LLC

10.2	Purchase and Sale Agreement, dated as of August 8, 2025, by and between Salisbury SC LLC and MDR Salisbury, LLC
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: August 11, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer